UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2014 (December 18, 2014)

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717

Windstream Corporation	Delaware	001-36093	20-0792300

4001 Rodney Parham Road Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 748-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 18, 2014, Windstream Holdings, Inc. (Windstream) issued a press release announcing certain updates with respect to its previously-announced plans to spin off certain telecommunications network assets into an independent, publicly traded real estate investment trust (REIT). In addition, also on December 18, 2014, Windstream will make a presentation to investors and analysts with respect to the update on its spin off plans. A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the investor presentation is attached hereto as Exhibit 99.2.

The information contained in this Item 7.01 to this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission (SEC) nor incorporated by reference in any registration statement filed by Windstream under the Securities Act of 1933, as amended.

Item 8.01 Other Events.

Windstream intends to call a special meeting of its stockholders and seek stockholder approval of proposals on the following matters in advance of the contemplated spin off:

1.	A proposal to amend Windstream’s certificate of incorporation to effect a reclassification (reverse stock split) of Windstream’s common stock, whereby each outstanding six (6) shares of common stock would be combined into and become one (1) share of common stock and to decrease the number of authorized shares of common stock and preferred stock proportionately;

2.	A proposal to approve an amendment to the certificate of incorporation of Windstream’s wholly-owned subsidiary, Windstream Corporation, to eliminate certain voting provisions in order to facilitate the spin off without incurring a large tax liability; and

3.	A proposal to authorize the chairman of the special meeting to adjourn the special meeting if necessary or appropriate, in the discretion of the chairman, to obtain a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve either of the foregoing matters.

Non-GAAP Financial Measures

The exhibits hereto contain certain non-GAAP financial measures, as defined under Regulation G of the rules and regulations of the SEC, including operating income before depreciation and amortization, or OIBDA. Non-GAAP financial measures used by Windstream may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP. Windstream believes the presentation of supplemental measures of operating performance provides a meaningful comparison of our operating performance for the periods presented.

A reconciliation of the non-GAAP financial measures used in the exhibits hereto to the most directly comparable GAAP measure has been posted to Windstream’s investor relations website at www.windstream.com/investors.

Cautionary Statement Regarding Forward Looking Statements

Windstream claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the completion of the transaction, the expected benefits of the transaction, the expected financial attributes of the new Windstream and the REIT including the initial rent amount, the pro forma dividend and leverage ratio for each company, and the illustrative trading multiples and values for each company. Such statements are based on estimates, projections, beliefs and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors.

Factors that could cause actual results to differ materially from those contemplated in Windstream’s forward-looking statements include, among others:

•	risks related to the anticipated timing of the proposed separation, the expected tax treatment of the proposed transaction, the ability of each of Windstream (post-spin) and the new REIT to conduct and expand their respective businesses following the proposed spin off, the ability of Windstream to reduce its debt by the currently-anticipated amounts, and the diversion of management’s attention from regular business concerns;

•	our ability to receive, or delays in obtaining, the regulatory approvals and other conditions required to complete the spin off, and the risk that Windstream’s board of directors could abandon the spin off or modify or change the terms of the spin off at any time and for any reason until the spin off is complete;

•	our ability to obtain stockholder approval of an amendment to our subsidiary’s certificate of incorporation that will facilitate the REIT spin off without incurring a large tax liability; and

•	those additional factors under “Risk Factors” in Item 1A of Part I of Windstream’s Annual Report on Form 10-K for the year ended December 31, 2013, and in subsequent filings with the SEC at www.sec.gov.

In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream’s actual results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties that may affect Windstream’s future results included in other filings by Windstream with the SEC at www.sec.gov.

Participants in the Solicitation

Windstream and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Windstream’s stockholders with respect to the proposals for which stockholder approval is being sought in advance of the REIT spin off. Information about Windstream’s directors and executive officers and their ownership of Windstream’s common stock is set forth in Windstream’s proxy statement on Schedule 14A filed with the SEC on March 25, 2014 and Windstream’s Annual Report on Form 10-K for the year ended December 31, 2013. Information regarding the identity of the potential participants, and any direct or indirect interests they have in the proposals, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposals. Windstream’s stockholders are advised to read the proxy statement when it becomes available because it will contain important information. The proxy statement will be mailed by Windstream to its stockholders, and investors will also be able to access the proxy statement and other relevant documents for free once filed with the SEC at www.sec.gov.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated December 18, 2014

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM CORPORATION

By:	/s/ John P. Fletcher	By:	/s/ John P. Fletcher
Name:	John P. Fletcher	Name:	John P. Fletcher
Title:	Executive Vice President and General Counsel	Title:	Executive Vice President and General Counsel

Dated: December 18, 2014

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 18, 2014

99.2	Investor Presentation